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                                                                   EXHIBIT 10.47




                                                                        W1997-_


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                           WARRANT TO PURCHASE SHARES
                                OF COMMON STOCK



Company:     The Sled Dogs Company, a Colorado
             corporation (the "Company"), and any corporation that shall succeed to the obligations of the Company under this Warrant.

Number of Shares:
                         ----------------------------
Class of Stock:          Common Stock, $.01 per value
                         ----------------------------
Initial Exercise Price:  $.25 per share,
                         ----------------------------
Expiration Date:         March 31, 2000
                         ----------------------------
Date of Grant:
                         ----------------------------



     THIS CERTIFIES THAT, for value received, ____________ is entitled to purchase the above number (as may be adjusted pursuant to Section 5 hereof) of fully paid and nonassessable shares of the above Class of Stock of the Company at the Initial Exercise Price above (as may be adjusted pursuant to Section 5 hereof) subject to the provisions and upon the terms and conditions set forth herein.

1.   Definitions.

     As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

           (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder, as shall be in effect at the time.





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     (b) "Common Stock" shall mean shares of the presently authorized Common
Stock, $.01 par value, of the Company and any stock into which such Common Stock may hereafter be exchanged.

     (c) "Holder" shall mean any person who shall at the time be the holder of this Warrant.

     (d) "Shares" shall mean the shares of the Class of Stock that the Holder is entitled to purchase upon exercise of this Warrant, as may be adjusted pursuant to Section 5 hereof.

     (e) "Warrant" shall mean the right to purchase the Number of Shares of the Class of Stock (as such Number of Shares may be adjusted and as such Class of Stock may be changed pursuant to the provisions hereof) represented by this certificate.

     (f) "Warrants" shall mean all warrants of like tenor to this Warrant and represented by all such warrant certificates with the prefix "W1997-___."

     (g) "Warrant Price" shall mean the Initial Exercise Price at which this Warrant may be exercised, as may be adjusted pursuant to Section 5 hereof.

     2.  Term.

     The purchase right represented by this Warrant is exercisable, in whole or in part, at any time on or before 5:00 p.m., Minneapolis local time, on the Expiration Date.

     3. Method of Exercise; Payment; Issuance of New Warrant.

     Subject to Section 2 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Appendix A duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States funds, of an amount equal to the then applicable Warrant Price per Share multiplied by the number of Shares then being purchased. In the event of any exercise of the purchase right represented by this Section 3, the Company will use its best efforts to deliver certificates for the Shares so purchased to the Holder within five (5) days of receipt of such payment and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such five (5) day period. If any such exercise is rejected by the Company, the Company will promptly return to Holder all documentation furnished by Holder hereunder.



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     4.  Exercise Price.

     The Warrant Price at which this Warrant may be exercised shall be the Initial Exercise Price, as may be adjusted from time to time pursuant to
Section 5 hereof.

      5.   Adjustment of Number and Kind of Shares and Adjustment of
           Warrant Price.

      5.1 Adjustments. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification, Reorganization, Consolidation or Merger. In the case of any reclassification of the Common Stock, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), the Company, or such successor corporation, as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of the Common Stock theretofore issuable upon exercise of this Warrant, the number and kind of securities receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of the Common Stock of the Company for each share of Common Stock. Subject to any adjustment that may be made pursuant to Section 5(b) or (c) hereof, the aggregate warrant price of the new warrant shall be the aggregate Warrant Price in effect immediately prior to the reclassification, reorganization, consolidation or merger. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 including, without limitation, adjustments to the Warrant Price and to the number of shares issuable upon exercise of this Warrant. The provisions of this subsection (a) shall similarly apply to successive reclassifications, reorganizations, consolidations or mergers.

          (b) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the Class of Stock for which this Warrant is then exercisable, the Warrant Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection (b) shall become effective when the split, subdivision or combination becomes effective.

          (c) Stock Dividends. At any time while this Warrant remains outstanding and unexpired if the Company shall pay a dividend with respect to the Class of Stock for which this Warrant is then exercisable, payable in shares of that Class of Stock, or in options or rights to purchase such Class of Stock, or securities convertible into such Class of Stock, the Warrant Price shall be adjusted, from and after


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the date of determination of the shareholders entitled to receive such dividend or distributions, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of that Class of Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the same Class of Stock outstanding immediately after such dividend or distribution (including shares of that Class of Stock issuable upon exercise, conversion or exchange of any options, rights or convertible securities issued as such dividend or distribution).

     5.2 Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to this Section 5.1 (b) or (c), the number of Shares issuable upon exercise of this Warrant shall be adjusted to the product obtained by multiplying the number of Shares issuable immediately prior to such adjustment in the Warrant Price by a fraction (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Warrant Price immediately after such adjustment.

     5.3 No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the holder of this Warrant to adjustments in the Warrant Price.

     6.     Notice of Adjustments.

     Whenever the Warrant Price and number of shares purchasable under this Warrant shall be adjusted pursuant to Section 5 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares purchasable under this Warrant after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

      7. Compliance With Act; Transferability of Warrant; Disposition of Shares.

      7.1 Legends. This Warrant and the Shares issued upon exercise thereof shall be imprinted with a legend in substantially the following form:

      "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR




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      OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER
      SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

      7.2 Transferability and Non-negotiability of Warrant and Shares. This Warrant and the Shares issued upon exercise thereof may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 7.2, title to this Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

      8. Registration Rights.

         (a) The Company shall file a registration statement with the Securities and Exchange Commission (the "Commission") on or before 30 days following the final closing of the offering of which the Note is a part with respect to Common Stock issued upon exercise of the Warrants or Common Stock underlying the Warrants, at the Company's sole expense (other than the fees and disbursements of counsel for the Holder and the underwriting discounts, if any, payable in respect of the Shares sold by the Holder) under the Securities Act of 1933 (the "Act") and such state laws as the Holder may reasonably request.

         (b) In connection therewith, the Company will:

                 (i) Prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become effective within 60 days of the date of the initial filing of such registration statement and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed two
            (2) years;

                 (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed two (2) years;

                 (iii) provide Holder's counsel with reasonable opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;



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                (iv) furnish to the Holders and to the underwriters, if any, of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

                (v) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process (which shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which relates only to actions or proceedings arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent) or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                (vi) notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                (vii) notify the Holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                (viii) prepare and file with the Commission, promptly upon the request of any of the Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holder (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the sale of the Shares by such Holder;

                (ix) prepare and promptly file with the Commission and promptly notify the Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;



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                 (x)  advise the Holders, and the Holders' counsel, if any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                 (xi) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of the Holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                 (xii) at the request of any of the Holders, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters as such underwriters and Holder or Holders may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters as such underwriters and Holder or Holders may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Act.

            (d) The Company hereby indemnifies the Holder of this Warrant and any person who controls such Holder within the meaning of Section 15 of the Act, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any


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amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by the Holder expressly for use therein, and the Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933 with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by the Holder expressly for use therein.

     9.  Redemption of Warrants by the Company.

         (a) Redemption. This Warrant may be redeemed, at the option of the Company, as a whole at any time prior to the Expiration Date, at the executive office of the Company, upon the notice referred to in Section 9(b), at the price of $.01 per Warrant ("Redemption Price"), provided that the last sale price of the Common Stock has been at least $1.00 (the "Trigger Price") on each of the twenty (20) consecutive trading days ending on the third business day prior to the date on which notice of redemption is given, the satisfaction of which condition shall be certified by the Company.

         (b) Date Fixed for and Notice of Redemption. Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company or the Company's agent at its discretion not less than 30 days from the date fixed for redemption to the Holder at the last address as shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

         (c) Exercise After Notice of Redemption. This Warrant may be exercised in accordance with the terms hereof at any time after notice of redemption shall have been given by the Company pursuant to Section 9(b) hereof and prior to the date fixed for redemption. On and after the redemption date, the Holder shall have no further rights except to receive, upon surrender of this Warrant, the Redemption Price.

         (d) If there is any adjustment in the Warrant Price, pursuant to
Section 5 hereof, then the Trigger Price will be adjusted correspondingly.

     10. Reservation of Stock. A number of Shares to which this Warrant relates, sufficient to provide for the exercise of this Warrant upon the basis herein set forth, shall at all times be reserved for the exercise thereof.





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     11. Miscellaneous.

     No fractional Shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and its respective successors and assigns. This Warrant shall be governed by and construed under the laws of the State of Minnesota as applied to contracts entered into between residents of the State of Minnesota to be wholly performed in the State of Minnesota. The titles of the sections and subsections of this Warrant are for convenience only and are not to be considered in construing this Warrant. All pronouns used in the Warrant shall be deemed to include masculine, feminine and neuter forms.

                                     THE SLED DOGS COMPANY

                                     By:     ________________________________

                                     Title:  ________________________________



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                                   APPENDIX A

                               NOTICE OF EXERCISE


TO:  _____________________

     1. The undersigned hereby elects to purchase ______________ shares of the Common Stock of The Sled Dogs Company, pursuant to terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

     3. The undersigned represents it is acquiring the shares of Common Stock solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof.


                     _________________________________
                                     (Name)

                     _________________________________
                                   (Address)
                     _________________________________

                     _________________________________


                     _________________________________
                     (Taxpayer Identification Number)

_________________________________
     [print name of Holder]


By:     ____________________________

Title:  ___________________



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